UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C., 20549


                                  FORM 8-K


                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported):  8/31/06

                                ANGIOGENEX, INC.
              ------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


                       Commission File Number:  0000-26181


                        NV                              86-0945116
          -------------------------------          -------------------
          (State or Other Jurisdiction of           (I.R.S. Employer
          Incorporation or Organization)           Identification No.)

                   425 Madison Ave Ste 902 New York N.Y. 10025
           ------------------------------------------------------------
           (Address of Principal Executive Offices, Including Zip Code)

                                  212-874-6608
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act(17CFR240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On August 30, 2006 The Company entered into a Stock Purchase and Option Agreement for the sale of equity in the form of up to 750,000 $0.66 units each comprised of: two shares of unregistered Common Stock and one Warrant to purchase a share of the Company's unregistered Common Stock with an exercise price of $1.00. Under the terms of the agreement the investors are acquiring 150,000 units for $100,000 and hold a 30-day option to acquire an additional 600,000 units, half of which number they may acquire only with the further consent on the Company. A complete copy of the agreement including the terms of the warrant and a separate Registration Rights Agreement are attached.



Item 9.01.  Financial Statements and Exhibits.

     (a) Exhibits

     9.1 Unit Option Agreement dated August 30, 2006.



                                Signature(s)

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.



                                       ANGIOGENEX, INC.

Dated: August 31, 2006                 By: /s/ MARTIN MURRAY
                                           ------------------------------
                                           Name:  Martin Murray
                                           Title: Chief Financial Officer




Exhibit Index

Exhibit No.       Description
EX-9.1            Unit Option Agreement dated August 30, 2006


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